SECOND AMENDMENT
TO
EMPLOYMENT AGREEMENT
This Second Amendment to Employment Agreement (“Amendment”) is made and entered into as of June 20, 2014, by and between CORPORATE OFFICE PROPERTIES, L.P. (the “Employer”), CORPORATE OFFICE PROPERTIES TRUST (the “Company”) and WAYNE H. LINGAFELTER (the “Executive”).
WHEREAS, the Employer, the Company and the Executive are parties to an Employment Agreement, dated as of December 31, 2008, as amended (the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement pursuant to Section 11(b) of the Agreement; and
WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:
1.Section 4(a) of the Agreement is hereby amended to extend the period pursuant to which the Executive or the Employer may provide notice that the Agreement will terminate at the end of the Basic Term, such that either party may provide such notice at any time on or prior to August 1, 2014. Pursuant to such amendment, if either the Executive or the Employer gives such written notice to the other party on or prior to such date, the Agreement shall terminate at the end of the Basic Term.

2.All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.

3.The validity, interpretation, construction and performance of this Amendment shall be governed by the laws of the State of Maryland.

4.This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

“Executive” /s/ Wayne H. Lingafelter ______________________________ Wayne H. Lingafelter
“Employer”
Corporate Office Properties L.P., a Delaware limited partnership
By: Corporate Office Properties Trust, a Maryland real estate investment trust

/s/ Roger A. Waesche, Jr.
By: ______________________________
Name: Roger A. Waesche, Jr.
Title: President and Chief Executive Officer

“Company”
Corporate Office Properties Trust, a Maryland real estate investment trust

/s/ Roger A. Waesche, Jr.
By: ______________________________
Name: Roger A. Waesche, Jr.
Title: President and Chief Executive Officer